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                                                                    EXIBIT 10.34

                             SUPPLEMENTAL AGREEMENT
                    REGARDING EMPLOYEES AND EMPLOYEE BENEFITS


         This Supplemental Agreement Regarding Employees and Employee Benefits (this "Agreement") dated as of December 21, 2001, by and among Lafarge North America Inc., a Maryland corporation ("Lafarge NA"), Lafarge SA, a corporation organized and existing under the laws of France ("Lafarge SA"), and Blue Circle North America, an indirect subsidiary of Lafarge SA ("BCNA").

                                    RECITALS

         A. By means of its acquisition of Blue Circle Industries PLC ("BCI"), Lafarge SA acquired BCI's North American businesses, including (i) five full-production cement plants, a slag grinding facility, eleven cement terminals, thirteen pits and quarries for producing aggregates, sixty-one ready-mixed concrete plants and several concrete block operations in the United States, and certain additional assets in Ontario, Canada and Hamburg, New Jersey to be divested by BCNA or its subsidiaries to third parties, all as owned and operated by BCNA and its subsidiaries (such assets being herein collectively referred to as the "Assets" and the business conducted by BCNA and its subsidiaries with the Assets being referred to as the "Business") and (ii) certain assets and operations of BCNA or its subsidiaries which have been or are currently being divested to third parties.

         B. Lafarge SA has granted and extended to Lafarge NA an option (the "Option") to purchase the Assets (other than the Assets being divested to third parties).

         C. Lafarge SA, Lafarge NA and BCNA have entered into a Management Agreement dated as of July 11, 2001 (the "Management Agreement"), pursuant to which Lafarge NA is to provide certain ongoing management services to BCNA and its subsidiaries with respect to the Assets and the Business and also conduct an Integration Study regarding a proposed structure which would integrate the operations of the Business with the business of Lafarge NA and identify synergies and efficiencies which can be achieved from such integration while maintaining the separate legal existence of BCNA and its subsidiaries and the separate reporting of its operations and operating results.

         D. In connection with the Integration Study and in an effort to harmonize the compensation and benefit structure of BCNA and its subsidiaries with that of Lafarge NA, Lafarge NA, Lafarge SA and BCNA have agreed that during the term of the Management Agreement those employees of BCNA and its subsidiaries employed in connection with the Business on December 31, 2001, will be transferred to the employment of Lafarge NA effective as of January 1, 2002, and that new employees hired in connection with the Business on and after January 1, 2002, will be employed by Lafarge NA, on the terms and conditions set forth in the Management Agreement, as supplemented by this Agreement, it being understood and agreed that BCNA shall bear the cost of transferring and employing such employees and the cost and expense of returning such employees to BCNA in accordance with the terms of the Management Agreement, as supplemented by this Agreement, in the event that the Management Agreement shall terminate other than as a result of Lafarge NA's exercise of the Option.


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         E. This Agreement shall supplement and be a part of the Management
Agreement.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, and for all other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                TRANSFER OF EMPLOYEES AND NEW BUSINESS EMPLOYEES
                        AND TERM OF LAFARGE NA EMPLOYMENT

         Section 1.1 Transfer of Employees and New Business Employees. Subject to the terms and conditions hereof, BCNA shall transfer or shall cause its subsidiaries to transfer those persons employed by (or on authorized leave of absence, temporary layoff, or disability leave from) any such entity in connection with the Business as of December 31, 2001, but specifically excluding persons employed (or on authorized leave of absence, temporary layoff, or disability leave from employment) in connection with certain assets and operations of BCNA or its subsidiaries which have been, are or will be divested to third parties (the "Transferred Employees") to employment with Lafarge NA or a subsidiary of Lafarge NA effective as of January 1, 2002. Individuals hired in connection with the Business (other than the Transferred Employees) on and after January 1, 2002 (the "New Business Employees") will be employed by Lafarge NA or a subsidiary of Lafarge NA. The Transferred Employees and the New Business Employees shall be designated as such by the Senior Vice President - Human Resources of Lafarge NA.

         Section 1.2 Term of Lafarge NA Employment. Lafarge NA shall employ the Transferred Employees and the New Business Employees pursuant to this Agreement during the term (the "Term") commencing on January 1, 2002 with respect to the Transferred Employees and commencing on the employment commencement date with respect to each New Business Employee and ending on the first to occur of (i) December 31, 2004 or (ii) the effective date of the earlier termination of the Management Agreement (the "Termination Date"). The parties acknowledge that the employment by Lafarge NA of a particular Transferred Employee or New Business Employee may terminate earlier than the Termination Date in the event of the voluntary or involuntary termination of such an employee. In the event that Lafarge NA shall exercise the Option, this Agreement shall terminate, but the Transferred Employees and New Business Employees will remain employees of Lafarge NA or a subsidiary thereof. In the event that this Agreement shall terminate other than as a result of the exercise of the Option, all Transferred Employees and New Business Employees (including any Transferred Employees and New Business Employees on authorized leave of absence, layoff or disability), other than those Transferred Employees and New Business Employees designated by the Senior Vice President - Human Resources of Lafarge NA, with the prior approval of the Special Committee of Lafarge NA (as defined in the Management Agreement), as being reasonably necessary to the conduct of the business and/or operations of Lafarge NA, shall be transferred to BCNA and/or its subsidiaries or to such other entity or entities as may be designated by Lafarge SA and BCNA shall employ or cause its subsidiaries to employ or such designated entity or entities shall employ such Transferred Employees and New Business Employees effective as of the Termination Date.


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Effective as of the Termination Date, BCNA and Lafarge SA shall assume any and all liabilities and obligations of Lafarge NA and its subsidiaries arising from the employment or termination of employment of the Transferred Employees and the New Business Employees designated for transfer to BCNA and/or its subsidiaries as provided in this paragraph.


                                   ARTICLE II

           COMPENSATION, EMPLOYEE BENEFITS AND REIMBURSEMENT OF COSTS

         Section 2.1 Compensation. Each Transferred Employee initially will be employed by Lafarge NA or a subsidiary thereof at an annual salary or hourly wage that is at least equal to such employee's annual salary or hourly wage with BCNA or a subsidiary thereof immediately prior to January 1, 2002. During the Term, Lafarge NA or a subsidiary thereof shall have the right to change the Transferred Employees' compensation in such manner as it deems to be necessary or appropriate; provided, however, that Lafarge SA shall approve such changes in compensation for the Transferred Employees if the change is for reasons other than to make such compensation consistent with the compensation payable to other employees of Lafarge NA in comparable positions. Each New Business Employee will be employed by Lafarge NA or a subsidiary thereof during the Term at such annual salary or hourly wage as may be determined by Lafarge NA or such subsidiary.

         Section 2.2 Employee Benefits. During the Term, Lafarge NA will provide the Transferred Employees and the New Business Employees with benefits that are substantially comparable in the aggregate to those benefits provided to the Transferred Employees by BCNA and its subsidiaries as in effect on December 31, 2001, or benefits that are substantially comparable in the aggregate to those benefits provided to similarly situated employees of Lafarge NA, subject to the following:

         (a) Tax-Qualified Defined Benefit Plans. Effective as of January 1, 2002, Lafarge NA will establish (i) tax-qualified defined benefit pension plans for the benefit of those Transferred Employees and New Business Employees designated by Lafarge NA who are not members of a collective bargaining agreement that provide a normal retirement pension formula that is substantially comparable to the normal retirement pension formula provided under defined benefit pension plans maintained by BCNA or its subsidiaries, as applicable, as of December 31, 2001, and (ii) tax-qualified defined benefit pension plans for the benefit of those Transferred Employees and New Business Employees who are members of a collective bargaining unit that are substantially comparable to those defined benefit pension plans maintained by BCNA or its subsidiaries, as applicable, as of December 31, 2001 (collectively the "DB Plans"). In the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option, then prior to and effective as of the Termination Date, BCNA agrees to take or cause one of its subsidiaries to take or Lafarge SA will cause an entity designated by it to take all such action as may be necessary to become the plan sponsor of the DB Plans and assume all liabilities and obligations with respect to such plans. During the Term, Lafarge NA shall have the right to amend the DB Plans in such manner as it deems to be necessary and appropriate.


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         (b) Tax-Qualified Defined Contribution Plans. Effective as of January
1, 2002, Lafarge NA will assume sponsorship of those tax-qualified defined contribution plans maintained by BCNA or its subsidiaries for the benefit of the Transferred Employees as in effect on December 31, 2001 (the "DC Plans"). In the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option, then prior to and effective as of the Termination Date, BCNA agrees to take or cause one of its subsidiaries to take or Lafarge SA will cause an entity designated by it to take all such action as may be necessary to become the plan sponsor of the DC Plans and assume all liabilities and obligations with respect to such plans. During the Term, Lafarge NA shall have the right to amend the DC Plans in such manner as it deems to be necessary and appropriate.

         (c) Other Employee Benefit Plans. The Transferred Employees and the New Business Employees will participate in such other employee benefit plans, programs, arrangements, and agreements maintained by Lafarge NA or a subsidiary thereof as Lafarge NA shall determine in its sole discretion. In the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option, then prior to and effective as of the Termination Date, BCNA shall assume and cause its subsidiaries to assume or Lafarge SA will cause an entity designated by it to assume any and all liabilities and obligations with respect to the Transferred Employees and New Business Employees under such plans, programs, arrangements, and agreements, including but not limited to liabilities and obligations related to nonqualified plan benefits, retiree medical benefits, run-off of medical claims, COBRA continuation coverage, severance, short and long-term disability and any other insurance or benefit program. With respect to those employee benefit plans, programs, arrangements and agreements maintained exclusively for the benefit of the Transferred Employees and the New Business Employees (or a singular Transferred Employee or New Business Employee), in the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option, then prior to and effective as of the Termination Date, BCNA agrees to take or cause one of its subsidiaries to take or Lafarge SA will cause an entity designated by it to take all such action as may be necessary to assume and become the plan sponsor of (or a party to) such employee benefit plans, programs, arrangements and agreements.

         (d) Collective Bargaining Agreements. Effective as of January 1, 2002, Lafarge NA or a subsidiary thereof will honor the obligations of BNCA and its subsidiaries under collective bargaining agreements covering the Transferred Employees and the New Business Employees while such collective bargaining agreements are in effect. During the Term, Lafarge NA will have the right to negotiate with unions that are a party to such collective bargaining agreements and amend such collective bargaining agreements in accordance with such negotiations. In the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option, then prior to and effective as of the Termination Date, BCNA shall assume and cause its subsidiaries to assume or Lafarge SA will cause an entity designated by it to assume any and all liabilities and obligations with respect to such collective bargaining agreements and any multiemployer plans (within the meaning of the Employee Retirement Income Security Act of 1974, as amended) covering the Transferred Employees and the New Business Employees, including but not limited to any liabilities and obligations of Lafarge NA or a subsidiary thereof for partial or complete withdrawal liability under any such multiemployer plans.

         (e) Severance Plans. BCNA and its subsidiaries shall take all such action as may be necessary or appropriate, including amending their plans and policies to the extent permissible,


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to ensure that the transfer of employment from BCNA or its subsidiaries to
Lafarge NA or a subsidiary thereof as contemplated by this Agreement will not result in liability for severance benefits or accrued vacation or leave pay to the Transferred Employees under any plan, policy or arrangement maintained by BCNA or its subsidiaries. In no event shall Lafarge NA or a subsidiary thereof be responsible or liable for the payment of benefits under any severance or change of control agreements, plans or policies maintained by BCNA or its subsidiaries for the benefit of the Transferred Employees. In the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option and the Transferred Employees and New Business Employees are transferred back to BCNA or a subsidiary thereof or an entity designated by Lafarge SA in accordance with this Agreement, Lafarge NA and its subsidiaries shall not be responsible or liable for payment of severance benefits or accrued vacation or leave pay to such employees.

         (f) Employment Contracts. In the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option, BCNA shall assume or cause its subsidiaries to assume or Lafarge SA will cause an entity designated by it to assume any and all liabilities and obligations with respect to any employment contracts covering those Transferred Employees and New Business Employees who are transferred back to BCNA or a subsidiary thereof or an entity designated by Lafarge SA.

         (g) Tax Reporting. BCNA and its subsidiaries shall transfer to Lafarge NA all Form W-4s that were provided to BCNA or its subsidiaries by the Transferred Employees in accordance with the Alternate Procedure set forth in Revenue Procedure 96-60, 1996-2 C.B. 399.

         Section 2.3  Reimbursement of Costs.

         (a) BCNA and Lafarge SA shall reimburse Lafarge NA for all direct and indirect costs arising from (i) the employment of the Transferred Employees and the New Business Employees during the Term, (ii) the transfer of the Transferred Employees and the New Business Employees back to BCNA or a subsidiary thereof in the event this Agreement terminates other than as a result of the exercise of the Option, and (iii) the performance of the other obligations undertaken by Lafarge NA and its subsidiaries under this Agreement, which amount shall be invoiced monthly by Lafarge NA in arrears. Direct costs shall include but shall not be limited to costs, including incremental costs, incurred by Lafarge NA (and income foregone by Lafarge NA) in connection with the payment of wages and taxes applicable thereto, as well as the provision of employee pension, welfare and fringe benefits, employee stock purchase plan benefits, and other incentive-based compensation. Indirect costs shall include but shall not be limited to costs, including incremental costs, incurred by Lafarge NA for administrative, legal, accounting, actuarial, and consulting services.

         (b) Notwithstanding Section 2.3(a) above, BCNA and Lafarge SA shall reimburse Lafarge NA for the cost attributable to options to purchase Lafarge NA common stock which are granted to the Transferred Employees and the New Business Employees only in the event that this Agreement shall terminate other than by reason of Lafarge NA's exercise of the Option. The cost attributable to options to purchase Lafarge NA common stock shall be determined under the Black-Scholes option pricing model, which determination shall be made as of the date of grant of each such option. The determination of the cost attributable to options to purchase NA common


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stock under the Black-Scholes option pricing model shall be made by an independent accounting or consulting firm designated by Lafarge NA.

         (c) Lafarge NA shall allocate direct and indirect costs in accordance with the methodology set forth on Exhibit A.

         (d) Payment of amounts invoiced by Lafarge NA shall be made by BCNA and/or Lafarge SA to Lafarge NA on or before the 15th day of the first month following the date of invoice. In the event that BCNA or Lafarge SA shall fail to pay the invoiced amount to Lafarge NA on or before the 15th day of the first month following the date of invoice, BCNA and Lafarge SA shall pay to Lafarge NA interest on the invoiced amount at a per annum rate of interest equal to the sum of (a) two and one-half percent (2.5%), plus (b) the London Interbank Offered Rate (6 month) that is published in the The Wall Street Journal (or if not available, an equivalent rate reasonably determined by the parties) on the date on which such payment becomes past due and on the first publication day of each month thereafter (which rate shall automatically change on such day monthly), provided that the interest shall never exceed the maximum amount permitted by applicable law.


                                   ARTICLE III

                                 INDEMNIFICATION

         Section 3.1.  Indemnification.

         (a) Lafarge SA shall indemnify and hold harmless Lafarge NA, its affiliates, officers, directors, employees and agents (in this Section sometimes individually called an "Indemnitee") from all claims, causes of action, judgments, liabilities, damages, charges, fees (including, without limitation, attorney's fees) and expenses of any kind arising from or in connection with (i) the employment or termination of employment by BCNA or any of its subsidiaries of any person employed in connection with the Business or the Assets prior to January 1, 2002, (ii) the employment or termination of employment by Lafarge NA or any of its subsidiaries of the Transferred Employees or the New Business Employees, (iii) the participation of the Transferred Employees and the New Business Employees in any employee benefit plans, programs, arrangements and agreements maintained by Lafarge NA or any of its subsidiaries, (iv) the DB Plans, DC Plans and any other employee benefit plans, programs, arrangements and agreements established, maintained, adopted or assumed by Lafarge NA for the benefit of the Transferred Employees and the New Business Employees, (v) the exercise of fiduciary duties in connection with the plans, programs and arrangements described in (iii) and (iv) above and the plans, programs, arrangements and agreements maintained or managed by BCNA and its subsidiaries,
(vi) the performance of the other obligations undertaken by Lafarge NA and its subsidiaries under this Agreement, and (vii) the acts or omissions of the Transferred Employees and the New Business Employees; provided, however, that no Indemnitee shall be indemnified by Lafarge SA or BCNA for any acts or omissions by the Indemnitee that constitute willful misconduct or gross negligence.

         (b) Without limiting subsection (a) above, Lafarge SA or BCNA shall pay or reimburse expenses incurred by an Indemnitee in connection with the Indemnitee's appearance


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as a witness or other participation in a proceeding involving or affecting BCNA at a time when the Indemnitee is not a named defendant or respondent in the proceeding.

         (c) The indemnification provided by this Section shall be in addition to any other rights to which each Indemnitee may be entitled, as a matter of law or otherwise, both as to action in the Indemnitee's capacity as the employer of the Transferred Employees and New Business Employees or an officer, director, employee or agent of Lafarge NA or an affiliate thereof or as a person serving at the request of Lafarge NA as set forth above and to action in another capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitees.

         (d) The indemnification provided by this Section shall survive the Term of this Agreement and the term of the Management Agreement.


                                   ARTICLE IV

                                  MISCELLANEOUS


         Section 4.1 Reporting. Lafarge NA shall provide to the Board of Directors of BCNA such periodic reporting regarding the Transferred Employees and the New Business Employees and the status of other matters contemplated by this Agreement as may reasonably be requested by the Board of Directors of BCNA.

         Section 4.2 Nature of Agreement. This Agreement shall supplement and be a part of the Management Agreement. Except as otherwise provided herein, the terms of the Management Agreement shall remain unchanged.

                            [Signature page follows]



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     LAFARGE NORTH AMERICA INC.


                                     By: /s/ Philippe Rollier
                                         -----------------------------------
                                         Name:  Philippe Rollier
                                                ----------------------------
                                         Title: President and CEO
                                                ----------------------------

                                     LAFARGE SA


                                     By: /s/ Bernard Kasriel
                                         -----------------------------------
                                         Name:  Bernard Kasriel
                                                ----------------------------
                                         Title: Vice Chairman and COO
                                                ----------------------------

                                     BLUE CIRCLE NORTH AMERICA


                                     By: /s/ Bernard Kasriel
                                         -----------------------------------
                                         Name:  Bernard Kasriel
                                                ----------------------------
                                         Title: Chairman
                                                ----------------------------



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                                    EXHIBIT A


LAFARGE NORTH AMERICA/BCNA

COST/REVENUE ALLOCATIONS AND FEE STRUCTURE


                              ALLOCATION PRINCIPLES

- All operating costs to be directly attributed to the legal entity that owns the asset in question (including payroll costs).

- Cement revenues to be credited to the legal entity that produces the product. If the product transits through the distribution system of another legal entity, a standard put through charge will be applied.

- 100% of the southeast aggregates and concrete operations revenues and costs to be directly attributed to BCNA.

- Cement regional and central costs to be allocated (pro rata with cement sales revenues) based upon the combined S, G & A structure of the North American cement operations.

- Corporate costs to be borne by the respective legal entities without allocation, except for incremental costs incurred by Lafarge North America to manage the assets. Such incremental costs to be invoiced to BCNA.

- Pension expense to be borne by the respective legal entities. Such costs to be actuarially determined for the pension plans of the respective legal entities.

- Base fee of $12 million per year to be invoiced quarterly as provided in management agreement.